                                                                    EXHIBIT 10.1

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

                              dated April 27, 2005

                                  by and among

                              ALLIANCE TOWERS, INC.

                              a Florida Corporation

                               ROBERT C. SANDBURG

                                     its CEO

                                  MICHAEL DELIN

                                     its CFO

                              ENCLAVES GROUP, INC.

                             a Delaware Corporation

                                       and

                        HOMES FOR AMERICA HOLDINGS, INC.

                              a Nevada corporation

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

            THIS STOCK PURCHASE  AGREEMENT AND SHARE EXCHANGE dated the 27th day of April, 2005 (this "Agreement"), by and among ALLIANCE TOWERS, INC., a Florida corporation  with its  principal  place of  business  located at 5401 South Dale
Mabry Highway,  Suite B, Tampa, Florida 33611 ("Alliance");  ROBERT C. SANDBURG,
Chief Executive Officer of Alliance ("Sandburg"); MICHAEL DELIN, Chief Financial
Officer of Alliance ("Delin"); ENCLAVES GROUP, INC., a Delaware corporation with its  principal  place of business  located at 537 Riverdale  Avenue,  Suite 817,
Yonkers,  New York 10705 ("Enclaves");  and HOMES FOR AMERICA HOLDINGS,  INC., a
Nevada  corporation  with its principal  place of business  located at One Odell
Plaza, Yonkers, New York 10701 ("Homes Holdings").

                                    PREMISES

            A. This Agreement  provides for the acquisition of Enclaves  whereby
Enclaves  shall become a wholly owned  subsidiary  of Alliance and in connection therewith,  the  issuance  of an amount of shares  equal,  after  conversion  of preferred stock, to ninety five (95%) percent of the fully diluted  outstanding shares of Alliance,  subject to approval of additional authorized shares, to the
Enclaves shareholders or their assignees.

            B. The boards of directors of Enclaves and Alliance have determined, subject  to the  terms and  conditions  set  forth in this  Agreement,  that the transaction  contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

            NOW, THEREFORE,  on the stated premises and for and in consideration of the mutual  covenants  and  agreements  hereinafter  set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
              ALLIANCE TOWERS, INC., ITS OFFICERS, AND SHAREHOLDERS

            Alliance,  Sandburg,  and Delin  each  represents  and  warrants  as follows:

            SECTION 1.1 ORGANIZATION.  Alliance is a corporation duly organized, validly  existing,  and in good  standing  under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations,  ordinances,  and orders of public authorities to own all of its  properties  and  assets and to carry on its  business  in all material  respects as it is now being conducted,  including  qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business  transacted  by
it  requires   qualification.   Included  in  the  Schedules   attached   hereto
(hereinafter  defined)  are  complete  and  correct  copies of the  articles  of incorporation,  bylaws,  and amendments thereto as in effect on the date hereof.
The execution and delivery of this  Agreement does not and the  consummation  of the  transactions  contemplated  by this Agreement in accordance  with the terms hereof will not violate any provision of Alliance's articles of incorporation or bylaws or any agreement or instrument  binding upon Alliance or its  properties, inventory,  interest in properties and assets, real and personal  (collectively, the "Assets"),  if any.  Alliance has full power,  authority and legal right and has taken all action required by law, its articles of incorporation,  its bylaws or otherwise to authorize the execution and delivery of this Agreement.

            SECTION  1.2  CAPITALIZATION.   The  authorized   capitalization  of
Alliance consists of Five Billion (5,000,000,000) common shares, $0.01 par value per share, and Ten Million (10,000,000) Preferred Shares. As of the date hereof,
Alliance has 2,181,063,230 common shares issued and outstanding.  All issued and outstanding shares of Alliance are legally issued, fully paid and non-assessable and were not  issued  in  violation  of the  preemptive  or other  rights of any person.  Except for the Convertible  Debenture  described in Section 1.4 (c) (i)
below,  Alliance has no other  securities,  warrants,  or options  authorized or issued.

            SECTION 1.3 SUBSIDIARIES. Alliance has no subsidiaries.

            SECTION 1.4 TAX MATTERS; BOOKS AND RECORDS.

                 (a)    The books and records, financial and others, of Alliance
                        are in all  material  respects  complete and correct and
                        have  been   maintained  in  accordance  with  generally
                        accepted  accounting   practices   consistently  applied
                        (without change since 2003); and

                 (b)    Alliance has no liabilities  with respect to the payment
                        of any federal, state, county, or local taxes (including
                        any  deficiencies,  interest or penalties) and has filed
                        or  submitted  any and all tax returns or reports due as
                        of the  Effective  Date,  and has filed (or  obtained an
                        extension  for) the tax returns and reports due on March
                        15, 2005.

                 (c)    On the Closing Date Alliance will have  extinguished all
                        liabilities   other   than   the   following    retained
                        liabilities (the "Retained Liabilities"):

                        (i)   CORNELL  CAPITAL  PARTNERS,  LP: that  certain 5%
                              Convertible    Debenture   due   May   2007   (the
                              "Convertible Debenture") in the original amount of
                              $490,000,  in  the  current  aggregate  amount  of
                              $375,000,   but  without  any  remaining  security
                              interest in the Assets of Alliance;

                       (ii)   HJ AND ASSOCIATES,  LLC, the Alliance auditors:
                              $ 16,376.57,  representing unpaid fees to complete
                              all of the work  required  to audit  the books and
                              records  of  Alliance  and  issue  an  independent
                              auditor's  report  for the  calendar  year  ending
                              December 31, 2004; and

                      (iii)   KIRKPATRICK  &  LOCKHART   NICHOLSON  GRAHAM  LLP:
                              $78,207.97,    representing    legal    fees   for
                              representation of Alliance as legal counsel.

                        Prior to the Closing Date Alliance will provide evidence
                        to Enclaves of the release,  payment, or satisfaction of
                        any all such other  liabilities and, for the liabilities
                        retained, the instruments and accounts forming the basis
                        of the  liabilities,  including  without  limitation any
                        material contract.

            SECTION 1.5 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings,  or investigations pending or threatened by or against or affecting
Alliance, the Assets, or any properties of Alliance, at law or in equity, before any court or other governmental agency or  instrumentality,  domestic or foreign or before any  arbitrator of any kind that would have a material  adverse affect on the business, operations, financial condition or income of Alliance. Alliance is not in default with respect to any judgment, order, writ, injunction, decree, award,  rule or regulation of any court,  arbitrator or  governmental  agency or instrumentality or of any circumstances  which, after reasonable  investigation, would result in the discovery of such a default.

            SECTION 1.6 INFORMATION.  The information concerning Alliance as set forth in this  Agreement and in the attached  Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material  fact required to make the  statements  made in light of the circumstances under which they were made, not misleading.

            SECTION 1.7    CONTRACTS.    On the Closing Date:

            (a)         There are no material contracts, agreements, franchises,
                        license  agreements,   or  other  commitments  to  which
                        Alliance  is a party or by which it or any of its Assets
                        (if any) are bound;  provided  that for the  purposes of
                        this Agreement  materiality shall mean any instrument or
                        obligation which in aggregate  represents a minimum of $
                        1,000  in  liability;   provided  further  that  whether
                        material or otherwise, in aggregate, such liabilities do
                        not exceed $ 10,000;

            (b)         Alliance  is not a  party  to any  contract,  agreement,
                        commitment  or  instrument  or subject to any charter or
                        other  corporate  restriction  or any  judgment,  order,
                        writ,   injunction,   decree  or  award  materially  and
                        adversely  affects,  or in the  future  may  (as  far as
                        Alliance  can  now  foresee)  materially  and  adversely
                        affect Alliance; and

            (c)         Alliance  is not a party  to any  oral or  written:  (i)
                        contract for the  employment of any officer or employee;
                        (ii) profit sharing, bonus, deferred compensation, stock
                        option,  severance  pay,  pension  benefit or retirement
                        plan,  agreement or  arrangement  covered by Title IV of
                        the Employee Retirement Income Security Act, as amended;
                        (iii) (other than the Convertible  Debenture) agreement,
                        contract,  or  indenture  relating to the  borrowing  of
                        money; (iv) guaranty of any obligation for the borrowing
                        of money or otherwise,  excluding  endorsements made for

                        collection and other guaranties, of obligations,  which,
                        in the  aggregate  exceeds $ 1,000;  (v)  consulting  or
                        other  contract with an unexpired  term of more than one
                        year or  providing  for payments in excess of $ 1,000 in
                        the aggregate; (vi) collective bargaining agreement; and
                        (vii) contract, agreement, or other commitment involving
                        payments  by it for more than $ 1,000 in the  aggregate.
                        Alliance has disclosed in its books and records provided
                        to Enclaves any such  material  contract,  now released,
                        paid, or satisfied since its last 10-KSB filing.

             SECTION 1.8 COMPLIANCE  WITH LAWS AND  REGULATIONS.  To the best of our knowledge and belief, Alliance has complied with all applicable statutes and regulations  of any  federal,  state,  or other  governmental  entity  or agency thereof,  except to the  extent  that  noncompliance  would not  materially  and adversely  affect the Assets or  condition  of  Alliance  or would not result in
Alliance incurring material liability.

               SECTION 1.9 APPROVAL OF AGREEMENT. The directors of Alliance have authorized  the  execution  and delivery of this  Agreement by Alliance and have approved the transactions contemplated hereby.

                SECTION 1.10 MATERIAL  TRANSACTIONS OR  AFFILIATIONS.  Except as
set forth in Alliance's Form 10-KSB for the year ended December 31, 2004,  there are no material contracts,  agreements, or arrangements between Alliance and any person,  who was at the time of such  contract,  agreement,  or  arrangement  an officer,  director, or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and  outstanding  common shares of Alliance and which is to be performed in whole or in part after the date hereof. Alliance has no  commitment,  whether  written or oral,  to lend any funds to, borrow any money from, or enter into material transactions with any such affiliated person.
Alliance will terminate any such  contracts,  agreements,  or arrangements on or before the Closing Date.

            SECTION 1.11 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The execution of this Agreement and the  consummation  of the  transactions  contemplated by this
Agreement  will not  result  in the  breach  of any  term or  provision  of,  or constitute an event of default under, any material indenture,  mortgage, deed of trust, or other material contract, agreement, or instrument to which Alliance is a party or to which it is subject.

            SECTION 1.12 GOVERNMENTAL AUTHORIZATIONS. Except for compliance with federal and state securities and corporation laws, as hereinafter  provided,  no authorization, approval, consent, or order of, or registration,  declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Alliance of this Agreement and the consummation of the transactions contemplated hereby.

            SECTION 1.13 EXCHANGE ACT  REGISTRATION.  As of the Effective  Date,
(a) the  Alliance  common  shares  are  registered  under  Section 12 (g) of the
Securities  Exchange  Act of 1934 (the  "Exchange  Act"),  and (b)  Alliance  is
current in its reporting requirements of the Exchange Act.

            SECTION 1.14 FINANCIAL  STATEMENTS.  Complete and accurate copies of the unaudited consolidated balance sheet, consolidated statements of operations, statements of  stockholders'  equity and statements of cash flows (together with any supplementary information thereto) of Alliance, at, as of, and for the three month period ending March 31, 2005,  have been provided to Enclaves and attached with the Schedules (the "Alliance Financial Statements"). The Alliance Financial
Statements fairly present, in all material respects,  the consolidated financial position  of  Alliance,  as of and for the  respective  dates  thereof,  and the consolidated  results of its  operations  and its cash flows for the  respective periods then ended  (subject to normal  year-end  audit  adjustments  and to any other adjustments  described therein) in conformity with GAAP during the periods involved  (except as may be  indicated  therein or in the notes  thereto and the
Alliance  Financial  Statements do not contain the footnotes  required by GAAP).
Since  December  31, 2003,  Alliance  has not made any change in the  accounting practices or policies  applied in the  preparation of its financial  statements, except as may be required by GAAP.  On the Closing Date  Alliance  shall arrange for its  auditors,  HJ  Associates,  LLC, to deliver to Enclaves a  satisfactory letter  substantially  in the  form  attached  with  the  Schedules  and to make available  to the  auditors of  Enclaves  the  statements  and work papers of HJ
Associates, LLC, for the periods reviewed by those auditors.

            SECTION 1.15 SEC FILINGS.

            (a)         Except as disclosed in the  Schedules,  since January 1,
                        2003,  Alliance  has timely  filed all  forms,  reports,
                        statements and documents required to be filed by it with
                        the Securities and Exchange Commission ("SEC"), required
                        to be filed by it  pursuant  to the  federal  securities
                        laws  and  the SEC  rules  and  regulations  promulgated
                        thereunder (collectively, the "Alliance SEC Documents").
                        Each of the  Alliance  SEC  Documents  was  prepared  in
                        accordance,  and  complied as of its  respective  filing
                        date in all material respects,  with the requirements of
                        the  Exchange  Act or the  Securities  Act of  1933,  as
                        amended (the "Securities  Act"), as applicable,  and the
                        rules and regulations  promulgated  thereunder,  and, at
                        the time of filing  (or if amended  or  superceded  by a
                        subsequent  filing,  then on the date of such subsequent
                        filing),  none of the Alliance SEC Documents  (including
                        all  exhibits  and   schedules   thereto  and  documents
                        incorporated by reference  therein) contained any untrue
                        statement  of a  material  fact or  omitted  to  state a
                        material fact required to be stated therein or necessary
                        in order to make the statements therein, in light of the
                        circumstances   under   which   they  were   made,   not
                        misleading.

            (b)         The financial  statements  (including the notes thereto)
                        of  Alliance  included  in the  Alliance  SEC  Documents
                        complied as to form in all  material  respects  with the
                        then   applicable   accounting   requirements   and  the
                        published  rules and regulations of the SEC with respect
                        thereto,  were  prepared in accordance  with  Alliance's
                        books and records and in accordance with GAAP applied on
                        a consistent  basis during the periods  involved (except
                        as may have been  indicated  in the notes  thereto)  and
                        fairly present the financial  position of Alliance as at
                        the dates  thereof  and the  results of its  operations,
                        stockholders'  equity and cash flows for the period then
                        ended.

                                   ARTICLE II
                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
          OF ENCLAVES GROUP, INC. AND HOMES FOR AMERICA HOLDINGS, INC.

            Enclaves and Homes Holdings each represents and warrants as follows:

            SECTION 2.1 ORGANIZATION.  Enclaves is a corporation duly organized, validly  existing,  and in good standing under the laws of the State of Delaware and has the corporate power and is duly authorized,  qualified,  franchised, and licensed  under all  applicable  laws,  regulations,  ordinances,  and orders of public  authorities  to own all of its properties and assets and to carry on its business  in all  material  respects  as it is now  being  conducted,  including qualification  to do  business  as a foreign  entity in the country or states in which the  character and location of the assets owned by it or the nature of the business  transacted  by it requires  qualification.  Included  in the  attached
Schedules  (as  hereinafter  defined)  are  complete  and correct  copies of the certificate of incorporation, bylaws, and amendments thereto as in effect on the date  hereof.  The  execution  and delivery of this  Agreement  does not and the consummation  of the  transactions  contemplated by this Agreement in accordance with the terms  hereof will not,  violate any  provision of the  certificate  of incorporation  or bylaws of Enclaves.  Enclaves has full power,  authority,  and legal  right  and has taken all  action  required  by law,  its  certificate  of incorporation,  bylaws,  or otherwise to authorize the execution and delivery of this Agreement.

            SECTION  2.2  CAPITALIZATION.   The  authorized   capitalization  of
Enclaves  consists of 90,000,000  shares of common  stock,  $.001 par value (the
"Common Stock"),  and 10,000,000 shares of preferred stock, $.001 par value (the
"Preferred  Stock").  As of the date hereof,  there are 10,000  shares of Common
Stock and 1,000,000  shares of Preferred Stock issued and outstanding to its two stockholders (the "Enclaves Shareholders"). All issued and outstanding shares of
Enclaves stock have been legally issued,  fully paid, are non-assessable and not issued in violation of the preemptive  rights of any other person.  Enclaves has no other  securities,  warrants,  or options  authorized or issued other than as described on the Schedules.

            SECTION 2.3 SUBSIDIARIES.  Enclaves has three (3) subsidiaries:  (i)
Enclaves of Live Oak LLC, a Texas limited liability company holding title to its development  project in  Mesquite,  Texas;  (ii)  Enclaves  of Eagle Nest LLC, a
Florida limited liability company,  holding title to its development  project in
North Fort Myers,  Florida;  and (iii) Enclaves of Spring  Magnolia LLC, a Texas
limited liability  company  organized to take title to a development  project in
Fort Worth, Texas.

            SECTION 2.4 TAX MATTERS; BOOKS & RECORDS

               (a)      The books and records, financial and others, of Enclaves
                        are in all  material  respects  complete and correct and
                        have been  maintained in  accordance  with good business
                        accounting practices.

               (b)      Enclaves has no liabilities  with respect to the payment
                        of any federal,  state,  county,  local,  or other taxes
                        (including any deficiencies, interest or penalties).

               (c)      Enclaves  shall  remain  responsible  for all its  debts
                        incurred prior to the Closing Date.

            SECTION 2.5 INFORMATION.  The information concerning Enclaves as set forth in this  Agreement and in the attached  Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the  statements  made, in light of the circumstances under which they were made, not misleading.

            SECTION  2.6  TITLE  AND  RELATED  MATTERS.  Except  for a  security interest  in all of its  properties,  inventory,  interests  in  properties  and assets,  real and  personal  (collectively,  the  "Assets"),  now owned or later acquired,  granted to its debenture  holders in connection  with the issuance of its secured convertible debentures as shown in the Schedules,  Enclaves has good and  marketable  title  to and is the  sole  and  exclusive  owner of all of its
Assets,  free and clear of all other liens,  pledges,  charges, or encumbrances.
Except as set forth in the  Schedules  attached  hereto,  Enclaves owns free and

clear  of  any  liens,  claims,   encumbrances,   royalty  interests,  or  other
restrictions  or  limitations  of any  nature  whatsoever  and  all  procedures, techniques,  marketing plans,  business plans,  methods of management,  or other information  utilized in  connection  with  business of Enclaves.  Except as set forth in the attached  Schedules,  no third party has any right to, and Enclaves has not received any notice of  infringement of or conflict with asserted rights of  others  with  respect  to any  product,  technology,  data,  trade  secrets, know-how,  proprietary  techniques,  trademarks,  service marks, trade names, or copyrights which,  singly or in the aggregate,  if the subject of an unfavorable decision,  ruling,  or finding,  would have a materially  adverse  affect on the business,  operations,  financial  conditions,  or  income  of  Enclaves  or any material portion of its properties, assets, or rights.

            SECTION 2.7 LITIGATION AND PROCEEDINGS. There are no actions, suits, or proceedings pending or, to the knowledge of Enclaves, threatened by, against, or  affecting  Enclaves,  at  law  or in  equity,  before  any  court  or  other governmental  agency or  instrumentality,  domestic  or  foreign,  or before any arbitrator  of any  kind  that  would  have a  material  adverse  effect  on the business,  operations,  financial  condition,  income, or business  prospects of
Enclaves.  Enclaves  does not have any knowledge of any default on its part with respect to any  judgment,  order,  writ,  injunction,  decree,  award,  rule, or regulation of any court, arbitrator or governmental agency or instrumentality.

            SECTION 2.8 NO CONFLICT WITH OTHER INSTRUMENTS.  Except as disclosed by the Schedules,  the execution of this Agreement and the  consummation  of the transactions contemplated by this Agreement will not result in the breach of any term or provision  of, or  constitute  an event of default  under,  any material indenture,  mortgage,  deed of trust, or other material contract,  agreement, or instrument  to which  Enclaves is a party or to which any of its  properties  or operations are subject.

            SECTION 2.9 MATERIAL  CONTRACT  DEFAULTS.  To the best knowledge and belief of Enclaves, it is not in default in any material respect under the terms of any outstanding  contract,  agreement,  lease, or other  commitment  which is material to the  business,  operations,  properties,  assets,  or  condition  of
Enclaves,  and there is no event of default in any  material  respect  under any such  contract,  agreement,  lease,  or other  commitment  in  respect  of which
Enclaves has not taken adequate steps to prevent such a default from occurring.

            SECTION 2.10 GOVERNMENTAL  AUTHORIZATIONS.  To the best knowledge of
Enclaves, Enclaves has all licenses, franchises, permits, and other governmental authorizations  that are legally  required to enable it to conduct its  business operations in all material respects as conducted on the date hereof.  Except for
compliance   with  federal  and  state   securities  or  corporation   laws,  no
authorization,  approval, consent, or order of, or registration,  declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Enclaves of the transactions contemplated hereby.

            SECTION  2.11  COMPLIANCE  WITH  LAWS AND  REGULATIONS.  To the best knowledge  and belief of Enclaves,  Enclaves has  complied  with all  applicable statutes and regulations of any federal,  state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business,  operations,  properties, assets, or condition of
Enclaves or would not result in Enclaves incurring any material liability.

            SECTION 2.12 INSURANCE.  All of the insurable properties of Enclaves are insured for the benefit of Enclaves  under valid and  enforceable  policy or policies  containing  substantially  equivalent coverage and will be outstanding and in full force at the Closing Date.

            SECTION 2.13 APPROVAL OF  AGREEMENT.  The directors of Enclaves have authorized  the  execution  and delivery of this  Agreement by Enclaves and have approved the transactions contemplated hereby.

            SECTION 2.14 MATERIAL  TRANSACTIONS OR  AFFILIATIONS.  Except as set
forth in the  Schedules,  as of the Closing  Date,  there will exist no material contract,  agreement,  or arrangement between Enclaves and any person who was at the time of such contract,  agreement,  or  arrangement an officer,  director or person owning of record, or known by Enclaves to own  beneficially,  ten percent
(10%) or more of the issued and outstanding  Common Shares of Enclaves and which is to be performed  in whole or in part after the date  hereof.  Enclaves has no commitment,  whether  written  or oral,  to lend any funds to,  borrow any money from, or enter into any other material  transactions  with, any such  affiliated person.

            SECTION  2.15  FILINGS.  Enclaves  covenants  that  it  will  assist
Alliance in the  preparation  of all filings  required by the  Exchange Act in a timely manner, including but not limited to, (i) the filing of a Form 8-K within four (4) business days after the Effective Date of this Agreement, the filing of a Form 8-K within four (4) business days of the Closing, and (iii) the filing of an amended  8-K,  and the  delivery  of the  audited  financial  statements  for
Enclaves in sufficient time to allow for the filing of the amended 8-K, with the mandatory  audited and pro forma  financial  statements  within seventy one (71)
days after the Form 8-K for Closing is filed.

            SECTION 2.16 INVESTMENT INTENT. Each of the Enclaves Shareholders is
entering  into the share  exchange  contemplated  by this  Agreement for its own account and not with a view to any  distribution of the Alliance Shares acquired by it, and it has no present  arrangement to sell any of its Alliance  Shares to or through any Person,  provided that this representation shall not be construed as an  undertaking  to hold any Alliance  Common Shares for any minimum or other specific  term,  and each of the  Enclaves  Shareholders  reserves  the right to dispose of its Alliance  Common Shares at any time in accordance with applicable law.

            SECTION 2.17 SOPHISTICATION.  Each of the Enclaves Shareholders is a
sophisticated  investor, as described in Rule 506(b)(2)(ii) under the Securities
Act,  and has such  experience  in business  and  financial  matters  that it is capable of  evaluating  the merits and risks of an  investment  in the  Alliance
Common Shares. The Enclaves  Shareholders each acknowledge that an investment in the Alliance Common Shares is speculative and involves a high degree of risk.

            SECTION   2.18  ACCESS  TO   INFORMATION.   Each  of  the   Enclaves
Shareholders  has received or had access to all  documents,  records,  and other information  pertaining  to its  investment  in the Alliance  Shares that it has requested, including documents filed by Alliance under the Exchange Act, and has been  given the  opportunity  to meet or have  telephonic  discussions  with the representatives  of  Alliance,  to ask  questions  of them,  to receive  answers concerning the terms and conditions of this investment and to obtain information that Alliance  possesses or can acquire without  unreasonable  effort or expense that is  necessary  to verify the  accuracy of the  information  provided to the
Enclaves Shareholders.

            SECTION  2.19  MANNER  OF  SALE.   At  no  time  were  the  Enclaves
Shareholders  presented  with or  solicited  by or through any  leaflet,  public promotional  meeting,  television  advertisement,  or any other  form of general solicitation  or  advertising  relating  to Alliance  or any  investment  in the
Alliance Common Shares.

                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

            SECTION 3.1 SHARE EXCHANGE / DELIVERY OF ENCLAVES SECURITIES.

                 (a)    On the  Closing  Date,  in  exchange  for  the  Alliance
securities  described  in Section 3.2 below,  the holders of all of the Enclaves
Common  Shares  shall  deliver  to  Alliance  certificates  or  other  documents evidencing all of the issued and outstanding  Enclaves  Common Stock,  each duly endorsed in blank or with executed power attached thereto in transferable  form.
On the Closing  Date,  all  previously  issued and  outstanding  Common Stock of
Enclaves shall be transferred to Alliance,  so that after the transfer described in Section 3.1 (b) below  Enclaves  shall  become a wholly owned  subsidiary  of
Alliance.

                 (b)    As  of  the  Closing  Date,  the  Enclaves  Shareholders
holding Enclaves Preferred Stock shall deliver to Alliance certificates or other documents evidencing all of the issued and outstanding Enclaves Preferred Stock, each  duly  endorsed  in  blank  or with  executed  power  attached  thereto  in transferable  form, in exchange for the right to receive an equivalent number of shares of a new series of preferred stock of Alliance,  with terms,  rights, and privileges  substantially  the same in all  material  respects to the  Preferred
Stock of  Enclaves,  which series shall be  established  as soon as  practicable following Closing.

            SECTION 3.2 ISSUANCE OF ALLIANCE SECURITIES.

                 (a)    On the Closing Date, in exchange for all of the Enclaves
Common Stock tendered  pursuant to Section 3.1 (a),  Alliance shall issue to the
Enclaves  common  stockholders  a total of Alliance  common shares and preferred shares equal,  after conversion of the preferred  shares,  to Ninety Five (95%)
percent of the fully diluted outstanding common shares of Alliance, as follows:

                 (i)    2,818,936,770 shares of Alliance common shares (equaling
                        the balance of the authorized and unissued  common stock
                        of  Alliance),   to  be  issued  to  Homes  for  America
                        Holdings,  Inc.,  One  Odell  Plaza,  Yonkers,  New York
                        10701; and

                (ii)    Six Million  (6,000,000)  shares of  Alliance  preferred
                        shares to be designated "Series A Convertible Stock", to
                        be issued to Homes for America Holdings, Inc., One Odell
                        Plaza, Yonkers, New York 10701.

                 (b)    On or before the Closing Date  Alliance  shall cause its
articles of incorporation to be amended by filing a Certificate of Designations,
Preferences and Other Rights and  Qualifications of Convertible  Preferred Stock
in the form attached hereto as an Exhibit,  establishing  the conversion  rights and other rights and  privileges of Alliance  preferred  stock to conform to the issuance described in Section 3.2 (a) above. The parties understand that:

                 (i)    before any conversion of the Series A Convertible  Stock
                        may be  effective,  shareholder  consent to increase the
                        maximum authorized common stock of Alliance is required;
                        and

                (ii)    conversion  of the entire class of Series A  Convertible
                        Stock into common  stock of  Alliance,  when  effective,
                        would result in the issuance to Enclaves Shareholders in

                                       10

                        aggregate  of an  additional  38,621,264,600  shares  of
                        Alliance common stock.

                (c)     Such shares are  restricted in accordance  with Rule 144
                        of the Securities Act.

            SECTION 3.3 ADDITIONAL  CONSIDERATION.  On the Closing Date Alliance
shall arrange for existing Alliance shareholders to pledge 531,975,923 shares of outstanding  Alliance common stock to be subject to and secure Alliance  against any and all claims,  losses,  liabilities,  or damages  arising  from a material breach or deficiency  in any of the  representations,  warranties,  or covenants made in Article I for a period of twelve (12) months after the Closing Date. The pledged stock shall be endorsed in blank and held under the Escrow  Agreement by and between  Alliance,  Enclaves,  the  pledgor(s),  and  Kirkpatrick & Lockhart
Nicholson  Graham LLP as escrow agent,  substantially  in the form attached with the Schedules.

            SECTION 3.4 EVENTS  PRIOR TO CLOSING.  Upon  execution  hereof or as soon  thereafter  as  practicable,  management  of Alliance and  Enclaves  shall execute, acknowledge, and deliver (or shall cause to be executed,  acknowledged, and  delivered)  any  and  all  certificates,  opinions,  financial  statements, schedules,  agreements,  resolutions,  rulings, or other instruments required by this  Agreement  to be so  delivered,  together  with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions  contemplated  hereby,  subject only to the conditions to Closing referenced herein below.

            SECTION 3.5 CLOSING.  The closing  ("Closing")  of the  transactions contemplated by this Agreement shall occur no later than three (3) business days following the  satisfaction or waiver of all conditions to closing (the "Closing
Date").  On the Closing Date Alliance shall grant the Enclaves  designees access to and immediate  possession of the books and records  (including  passwords for any and all accounts and electronic copies of the accounts,  books, and records)
of Alliance, at the office of Alliance counsel, Kirkpatrick & Lockhart Nicholson
Graham LLP, or such other location as mutually agreed by the parties.

            SECTION 3.6 TERMINATION.

                 (a)    This  Agreement may be terminated by the board of either
                        Alliance or Enclaves, respectively, at any time prior to
                        the Closing Date if:

                        (i)   there shall be any action or proceeding before any
                              court or any governmental body which shall seek to
                              restrain,  prohibit or invalidate the transactions
                              contemplated  by this Agreement and which,  in the
                              judgment of such board of directors,  made in good
                              faith  and  based  on  the  advice  of  its  legal
                              counsel,  makes it inadvisable to proceed with the
                              exchange contemplated by this Agreement; or

                       (ii)   any of the  transactions  contemplated  hereby are
                              disapproved  by  any  regulatory  authority  whose
                              approval   is   required   to   consummate    such
                              transactions.

                        In the event of  termination  pursuant to this paragraph
                        (a) of  this  Section  3.6,  no  obligation,  right,  or
                        liability  shall  arise  hereunder  and each party shall
                        bear all of the  expenses  incurred by it in  connection
                        with the  negotiation,  drafting  and  execution of this
                        Agreement and the transactions herein contemplated.

                 (b)    This  Agreement  may be  terminated at any time prior to
                        the Closing  Date by action of the board of directors of

                                       11

                        Alliance  if  Enclaves  shall  fail  to  comply  in  any
                        material respect with any of its covenants or agreements
                        contained   in   this   Agreement   or  if  any  of  the
                        representations  or  warranties  of  Enclaves  contained
                        herein  shall be  inaccurate  in any  material  respect,
                        which  noncompliance  or  inaccuracy  is not cured after
                        twenty  (20) days  written  notice  thereof  is given to
                        Enclaves.  If this  Agreement is terminated  pursuant to
                        this  paragraph (b) of this Section 3.6, this  Agreement
                        shall  be  of  no   further   force  or  effect  and  no
                        obligation, right or liability shall arise hereunder.

                 (c)    This  Agreement  may be  terminated at any time prior to
                        the Closing  Date by action of the board of directors of
                        Enclaves  if  Alliance  shall  fail  to  comply  in  any
                        material respect with any of its covenants or agreements
                        contained   in   this   Agreement   or  if  any  of  the
                        representations  or  warranties  of  Alliance  contained
                        herein  shall be  inaccurate  in any  material  respect,
                        which  noncompliance  or  inaccuracy  is not cured after
                        twenty  (20) days  written  notice  thereof  is given to
                        Alliance.  If this  Agreement is terminated  pursuant to
                        this  paragraph (c) of this Section 3.6, this  Agreement
                        shall  be  of  no   further   force  or  effect  and  no
                        obligation, right or liability shall arise hereunder.

            In the event of  termination  pursuant to  paragraph  (b) and (c) of this Section 3.6, the breaching party shall bear all of the expenses incurred by the other party in connection  with the  negotiation,  drafting and execution of this Agreement and the transactions herein contemplated.

            SECTION 3.6 DIRECTORS OF ALLIANCE.  On the Effective  Date the Board
of  Directors  of Alliance  has three  positions  and the current  Directors  of
Alliance are Mr. Sandburg and Mr. Delin. On or before the Closing Date: (i) each of the Directors of Alliance shall resign from that office effective immediately before  Closing;  and (ii) the  Board  of  Directors  shall  have  appointed  as
Directors to fill the three (3) vacancies,  effective  immediately upon Closing, the designees of Enclaves,  those being: (a) Mr. Robert A.  MacFarlane;  (b) Mr.
Robert M. Kohn; and (c) Mr. Daniel G. Hayes.  Alliance makes no  representations or covenants regarding the requirement for filing a Schedule 14f-1 in connection with the  appointment  by the Alliance  Board of  Directors of the  designees of
Enclaves  and Enclaves  agrees to indemnify  and hold  harmless,  Alliance,  its officers,  directors,  employees,  agents, and counsel and Bottom Line Advisors,
Inc. from any and all liability for failure to file such Schedule 14f-1.

            SECTION 3.7 OFFICERS OF ALLIANCE.  On or before the Closing Date Mr.
Sandburg and Mr. Delin will resign from all offices with  Alliance  effective as of the Closing.

                                   ARTICLE IV
                                SPECIAL COVENANTS

            SECTION  4.1 ACCESS TO  PROPERTIES  AND  RECORDS.  Prior to closing,
Alliance  and  Enclaves  will  each  afford  to  the  officers  and   authorized
representatives  of the other full access to the properties,  books, and records of each  other,  in order  that  each may have  full  opportunity  to make  such reasonable  investigation as it shall desire to make of the affairs of the other and each will furnish the other with such  additional  financial  and  operating data and other  information as to the business and properties of each other,  as the other shall from time to time reasonably request.

            SECTION 4.2 RESTRICTED  SECURITIES.  The securities held by Alliance
and  Enclaves   shareholders   which  on  the  Effective  Date  are  "restricted
securities,"  as that term is defined in Rule 144  promulgated  pursuant  to the

                                       12

Securities  Act, will remain as  "restricted  securities".  Alliance is under no obligation to register such shares under the Securities  Act, or otherwise.  The stockholders of Alliance and Enclaves holding restricted  securities of Alliance and  Enclaves  as of the date of this  Agreement  and  their  respective  heirs, administrators, personal representatives,  successors, and assigns, are intended third party  beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the  consummation of the transactions herein contemplated.

            SECTION 4.3 RELIANCE ON EXEMPTIONS FOR EXCHANGE. The consummation of this  Agreement,  including  the  issuance  of the  Alliance  Common  Shares and
Alliance  Preferred  Shares to the  Shareholders  of  Enclaves  as  contemplated hereby,  constitutes the offer and sale of securities  under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes  which  depend,  inter  alia,  upon the  circumstances  under which the
Enclaves Shareholders acquire such securities.

            SECTION 4.4 THIRD PARTY  CONSENTS.  Alliance and  Enclaves  agree to cooperate  with each other in order to obtain any required  third party consents to this Agreement and the transactions herein contemplated.

            SECTION 4.5 ACTIONS PRIOR AND SUBSEQUENT TO CLOSING.

            (a) From and after  the date of this  Agreement  until  the  Closing
Date,  except as  permitted  or  contemplated  by this  Agreement,  Alliance and
Enclaves will each use its best efforts to:

                    (i)   maintain  and keep its  properties  in  states of good
                    repair and condition as at present,  except for depreciation due to ordinary wear and tear and damage due to casualty;

                    (ii)  maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; and

                    (iii) perform   in  all   material   respects   all  of  its
                    obligations under material contracts, leases and instruments
                    relating  to  or  affecting  its  assets,   properties   and
                    business.

            (b) From and after  the date of this  Agreement  until  the  Closing
Date,  except as contemplated by this Agreement,  Alliance will not, without the prior consent of Enclaves:

                    (i)   except as  otherwise  specifically  set forth  herein,
                    make any change in its articles of incorporation or bylaws;

                    (ii)  declare or pay any dividend on its outstanding  Common
                    Shares,  except as may  otherwise  be  required  by law,  or
                    effect   any   stock   split   or   otherwise   change   its
                    capitalization, except as provided herein;

                    (iii) incur any obligation, liability, or debt or enter into
                    or  amend  any  employment,   severance,  or  agreements  or
                    arrangements with any directors or officers; and

                                       13

                    (iv)  grant,   confer,  or  award  any  options,   warrants,
                    conversion  rights, or other rights not existing on the date hereof to acquire any Common Shares or Preferred Shares; or

                    (v)   purchase or redeem any Common Shares.

                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ENCLAVES

            The  obligations of Enclaves under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

            SECTION 5.1 ACCURACY OF  REPRESENTATIONS.  The  representations  and warranties  made by Alliance in this  Agreement were true when made and shall be
true  at  the  Closing   Date  with  the  same  force  and  effect  as  if  such
representations  and warranties  were made at and as of the Closing Date (except for changes  therein  permitted  by this  Agreement),  and  Alliance  shall have performed  or  complied  with all  covenants  and  conditions  required  by this
Agreement  to be  performed  or  complied  with by  Alliance  prior to or at the
Closing.

            SECTION 5.2 DIRECTOR  APPROVAL AND  APPOINTMENT.  The members of the
Board of Directors of Alliance  shall have  resigned  effective on or before the
Closing  and shall  have  caused the  designees  of  Enclaves  to have been duly appointed to the Board of Directors effective as of the Closing, as described in
Section 3.6 above.

            SECTION 5.3 SEC FILINGS.  Alliance shall have prepared and filed any and all SEC filings and reports required to be filed before Closing,  except for the filing of a Schedule  14f-1 for the  appointments  described  in Section 3.6 above.

            SECTION 5.4  OFFICER'S  CERTIFICATE.  The Officers of Alliance  will sign this Agreement which will attest to: (a) the representations and warranties of Alliance set forth in this  Agreement  and in all  Exhibits,  Schedules,  and other documents  furnished in connection  herewith are in all material  respects true and correct as if made on the  Effective  Date;  (b) Alliance has performed all covenants,  satisfied all conditions,  and complied with all other terms and provisions of this Agreement to be performed,  satisfied, or complied with by it as of the  Effective  Date;  (c) since  such date and other  than as  previously disclosed  to Enclaves,  Alliance has not entered into any material  transaction other than transactions; and (d) no litigation,  proceeding,  investigation,  or inquiry is pending or, to the best  knowledge  of  Alliance,  threatened,  which might  result  in an  action  to  enjoin  or  prevent  the  consummation  of the transactions  contemplated  by this Agreement or, to the extent not disclosed in the  Alliance  Schedules,  by or  against  Alliance  which  might  result in any material adverse change in any of the assets, properties, business or operations of Alliance.

            SECTION 5.5  FINANCIAL  CONDITION.  Mr.  Sandburg  and Mr.  Delin by
signing this Agreement each represents and warrants that the financial condition of Alliance is materially the same as its books and records state at the time of
Closing. On and as the Closing Date Mr. Sandburg and Mr. Delin shall certify the
Alliance  Financial   Statements  and  deliver  the  original  auditor's  letter described in Section 1.14 above.

                                       14

            SECTION 5.6 NO MATERIAL  ADVERSE CHANGE.  Prior to the Closing Date,
there shall not have  occurred  any  material  adverse  change in the  financial condition,  business or operations  of nor shall any event have occurred  which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Alliance.

            SECTION 5.7 OTHER ITEMS.  Enclaves  shall have received such further
documents,   certificates,   or   instruments   relating  to  the   transactions
contemplated hereby as Enclaves may reasonably request.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ALLIANCE

            The  obligations of Enclaves under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

            SECTION 6.1 ACCURACY OF  REPRESENTATIONS.  The  representations  and warranties  made by Enclaves in this  Agreement were true when made and shall be true as of the  Closing  Date  (except  for changes  therein  permitted  by this
Agreement)  with  the same  force  and  effect  as if such  representations  and warranties  were made at and as of the Closing  Date,  and  Enclaves  shall have performed  and  complied  with all  covenants  and  conditions  required by this
Agreement  to be  performed  or  complied  with by  Enclaves  prior to or at the
Closing.

            SECTION 6.2  DIRECTOR  APPROVAL.  The Board of Directors of Enclaves
shall have approved this Agreement and the transactions contemplated herein.

            SECTION 6.3 OFFICER'S CERTIFICATE.  Alliance shall be furnished with a certificate  dated the Closing Date and signed by a duly authorized  executive officer of Enclaves to the effect that: (a) the  representations  and warranties of Enclaves set forth in this  Agreement  and in all  Exhibits,  Schedules,  and other documents  furnished in connection  herewith are in all material  respects true  and  correct  as if made on the  Effective  Date;  and  (b)  Enclaves  had performed all covenants,  satisfied all conditions,  and complied with all other terms and  provisions of this  Agreement to be performed,  satisfied or complied with by it as of the Effective Date.

            SECTION 6.4  SHAREHOLDERS'  CONSENT.  This  Agreement  and the share exchange  contemplated by its Article III above shall be expressly  consented to by an  authorized  representative  of  each  of the  Enclaves  Shareholders,  as evidenced by the subscription to a counterpart of this Agreement.

            SECTION 6.5 NO MATERIAL  ADVERSE CHANGE.  Prior to the Closing Date,
there shall not have  occurred  any  material  adverse  change in the  financial condition,  business or operations  of nor shall any event have occurred  which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Enclaves.

                                       15

                                   ARTICLE VII
                                  MISCELLANEOUS

            SECTION 7.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that it is under no obligation,  express or implied, to pay certain finders  in  connection  with  the  bringing  of  the  parties  together  in the negotiation,  execution,  or consummation  of this  Agreement.  The parties each agree to  indemnify  the other  against  any claim by any third  person  for any commission,  brokerage  or finder's  fee or other  payment  with respect to this
Agreement or the transactions contemplated hereby based on any alleged agreement or understanding  between the indemnifying party and such third person,  whether express or implied from the actions of the indemnifying party.

            SECTION 7.2  GOVERNING  LAW. This  Agreement  shall be construed and interpreted in accordance with the laws of the State of Delaware,  United States of America (without reference to its conflicts of law rules).

            SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by  registered  mail or  certified  mail,  postage  prepaid,  or by prepaid telegram addressed as follows:

            If to Alliance Towers, Inc.:      5401 South Mabry Highway
                                              Suite B
                                              Tampa, Florida 33611

                         with a copy to:      Kirkpatrick & Lockhart Nicholson
                                                Graham LLP
                                              Miami Center - 20th Floor
                                              201 South Biscayne Blvd.
                                              Miami, Florida 33131
                                              Attention: Clayton E. Parker, Esq.

            If to Enclaves Group, Inc.:       537 Riverdale Avenue, Suite 817
                                              Yonkers, New York 10705
                                              Attention: CEO

                         with a copy to:      Olshan Grundman Frome Rosenzweig &
                                                Wolosky, LLP
                                              65 East 55th Street
                                              New York, New York 10022
                                              Attention: Robert H. Friedman, Esq.

or such other  addresses  as shall be  furnished  in writing by any party in the manner for giving notices hereunder,  and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

            SECTION 7.4 ATTORNEYS'  FEES. In the event that any party institutes any  action or suit to  enforce  this  Agreement  or to secure  relief  from any default  hereunder  or breach  hereof,  the  breaching  party or  parties  shall reimburse the non-breaching party or parties for all costs, including reasonable

                                       16

attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

            SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other party that,  unless and until the  transactions  contemplated  by this Agreement have  been  consummated,  they and  their  representatives  will  hold in strict confidence  all data and  information  obtained with respect to another party or any subsidiary thereof from any representative,  officer,  director or employee, or from any books or records or from personal  inspection,  of such other party, and shall not use such  data or  information  or  disclose  the same to  others, except:  (i) to the  extent  such  data is a matter of  public  knowledge  or is required  by law to be  published;  and (ii) to the  extent  that  such  data or information  must be used or disclosed in order to consummate  the  transactions contemplated by this Agreement.

            SECTION  7.6  SCHEDULES;  KNOWLEDGE.  Each party is presumed to have full  knowledge  of all  information  set forth in the other  party's  schedules delivered pursuant to this Agreement.

            SECTION  7.7 THIRD  PARTY  BENEFICIARIES.  This  contract  is solely between Alliance and Enclaves and except as specifically  provided, no director, officer,  stockholder,  employee,  agent,  independent  contractor  or any other person  or  entity  shall be  deemed  to be a third  party  beneficiary  of this
Agreement.

            SECTION 7.8 ENTIRE AGREEMENT.  This Agreement  represents the entire agreement  between the  parties  relating to the  subject  matter  hereof.  This
Agreement  alone fully and  completely  expresses  the  agreement of the parties relating to the subject  matter  hereof.  There are no other courses of dealing, understanding,  agreements,  representations  or  warranties,  written  or oral, except as set forth  herein.  This  Agreement  may not be amended  or  modified, except by a written agreement signed by all parties hereto.

            SECTION 7.9 SURVIVAL; TERMINATION. The representations,  warranties, and covenants of the  respective  parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

            SECTION  7.10  COUNTERPARTS.  This  Agreement  may  be  executed  in multiple  counterparts,  each of which  shall be deemed an  original  and all of which taken together shall be but a single instrument.

            SECTION 7.11  AMENDMENT OR WAIVER.  Every right and remedy  provided herein shall be cumulative with every other right and remedy,  whether conferred herein, at law, or in equity, and may be enforced concurrently  herewith, and no waiver by any party of the  performance  of any obligation by the other shall be construed as a waiver of the same or any other  default  then,  theretofore,  or thereafter  occurring or existing.  At any time prior to the Closing Date,  this
Agreement may be amended by a writing signed by all parties hereto, with respect to any of the  terms  contained  herein,  and  any  term  or  condition  of this
Agreement may be waived or the time for performance  hereof may be extended by a writing  signed by the party or  parties  for whose  benefit  the  provision  is intended.

            SECTION  7.12  EXPENSES.  Each party  herein shall bear all of their respective  costs and expenses  incurred in connection  with the  negotiation of this Agreement and in the consummation of the  transactions  provided for herein and the preparation thereof.

                                       17

            SECTION  7.13  HEADINGS;  CONTEXT.  The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part  hereof  and in no way  modify,  interpret  or  construe  the meaning of this Agreement.

            SECTION 7.14 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties  hereto,  and their  permitted  assigns hereunder.  This Agreement  shall not be assigned by any party without the prior written consent of the other party.

            SECTION 7.15 PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public  announcement  or filing with respect to the transactions  provided for herein  without the prior  consent of the other party hereto.

            SECTION  7.16  SEVERABILITY.   In  the  event  that  any  particular
provision or  provisions  of this  Agreement or the other  agreements  contained herein shall for any reason hereafter be determined to be  unenforceable,  or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining  provisions of such  agreements,  which shall  continue  in full force and effect  and be  binding  upon the  respective parties hereto.

            SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION. In the event of any of the  conditions  specified  in this  Agreement  shall not be  fulfilled on or before the Closing Date,  either of the parties have the right either to proceed or, upon prompt  written  notice to the other,  to  terminate  and rescind  this
Agreement.  In such event,  the party that has failed to fulfill the  conditions specified in this  Agreement  will liable for the other parties' legal fees. The election to proceed shall not affect the right of such electing party reasonably to require  the other  party to continue to use its efforts to fulfill the unmet conditions.

            SECTION 7.18 NO STRICT CONSTRUCTION.  The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against  either party  hereto,  regardless of who drafted or was  principally  responsible  for drafting the Agreement or terms or conditions hereof.

            SECTION 7.19  EXECUTION  KNOWING AND  VOLUNTARY.  In executing  this
Agreement,  the parties  severally  acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement;  (b) has been or has had the  opportunity  to be fully  apprized by its attorneys of the legal effect and meaning  of this  document  and all  terms  and  conditions  hereof;  and (c) is executing  this  Agreement  voluntarily,  free from any  influence,  coercion or duress of any kind.

            SECTION 7.20  AMENDMENT.  At any time after the Closing  Date,  this
Agreement may be amended by a writing  signed by both  parties,  with respect to any of the terms contained  herein,  and any term or condition of this Agreement may be waived or the time for  performance  hereof may be  extended by a writing signed by the party or parties for whose  benefit  the  provision  is  intended.
Amendments  and  modifications  to this Agreement may be made effective upon the exchange of  counterparts by facsimile  transmission  or electronic  transfer of
PDF-format  facsimiles,  which the  parties  may rely  upon as  deemed  original documents.

            SECTION 7.21  EFFECTIVE  DATE.  The date on which this Agreement has been executed and ratified by both parties being the last date subscribed below, and such date shall be referred to as and shall  constitute the "Effective Date"
of this Agreement.

                                       18

            IN WITNESS  WHEREOF,  the corporate  parties hereto have caused this
Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:                                      ALLIANCE TOWERS, INC.

Quincy Queen                                 By: /s/ Rob Sandburg
------------------------------               --------------------
Quincy Queen for Sandburg                       Rob Sandburg
                                             Its: Chief Executive Officer

Date: 4/27/05

Date: 4/27/05                                 /s/ Rob Sandburg
                                              ----------------------------------
                                                    ROB SANDBURG
                                              INDIVIDUALLY AND AS CEO OF
                                              ALLIANCE TOWERS, INC.

Date: 4/27/05                                 /s/ Michael Delin
                                              ----------------------------------
                                                   MICHAEL DELIN
                                              INDIVIDUALLY AND AS CFO OF
                                              ALLIANCE TOWERS INC

ATTEST:                                       ENCLAVES GROUP, INC

By: /s/ Amy L. Harman                         By: /s/ Daniel G. Hayes
    ---------------------                         -----------------------
     Amy L. Harman                                  Daniel G. Hayes
Its: Assistant Secretary                      Its:  Chief Executive Officer
Date: April 26, 2005

ATTEST:                                       HOMES FOR AMERICA HOLDINGS, INC.

By: ______________________________            By: /s/ Karim Chowdhury
                                                  --------------------------
                                                    R. Karim Chowdhury
Its:   Assistant Secretary                    Its:   Vice President
Date:  ___________________________

       Attachments:

       Schedules of Alliance
       Schedules of Enclaves

                                       19

                        CONSENT OF ENCLAVES SHAREHOLDERS

            Each of the two shareholders of Enclaves Group,  Inc.,  acting by an authorized representative, hereby represents to the parties that it has reviewed and approved the  transaction  contemplated  by the above  Agreement,  including without  limitation  the  surrender  and  share  exchange  of the  shareholder's securities in Enclaves Group, Inc. for replacement securities issued by Alliance
Towers, Inc. (or its successor by subsequent merger) as described in Article III above.

                                       HOMES FOR AMERICA HOLDINGS, INC.

                                       By:  /s/ Karim Chowdhury
                                            ----------------------------------
                                              R. Karim Chowdhury
                                       Its:   Vice President

                                       CORNELL CAPITAL PARTNERS, LP

                                       By:  Yorkville Advisors, LLC
                                       Its: General Partner

                                       By:  /s/ Mark Angelo
                                            -----------------------------------
                                              Mark Angelo
                                       Its:   Portfolio Manager

                                       20